STICKER TO THE CORNERCAP PROSPECTUS
September 17, 2002

Effective immediately, the CornerCap Emerging Growth Fund is switching its name to the CornerCap Micro-Cap Fund.  The Fund's objectives, strategies, and all other aspects of its operations will otherwise remain the same.

STICKER TO THE CORNERCAP GROUP OF FUNDS’
  STATEMENT OF ADDITIONAL INFORMATION
September 17, 2002

Page 11 of the Statement of Additional Information is hereby replaced in its entirety with the following:

Name Age Address Position with Trust	Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Thomas E. Quinn * 57 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel	None
Richard L. Boger 55 890 Means Street, SW Suite 200 Atlanta, GA 30318	Trustee since 1992	3	President & CEO, Lex-Tek International, Inc. 1997 – present; Pres. & CEO, Export Insurance Services, Inc. 1989 – 2002	Gray Television, Inc.
G. Harry Durity 54 1 ADP Boulevard Roseland, NJ 07068-1728	Trustee since 1992	3	Sr. Vice President, Corporate Development, Automatic Data Processing, Inc. 1994 – present	None
Laurin M. McSwain 50 706 Monarch Plaza 3414 Peachtree Road, NE Atlanta, GA 30326	Trustee since 1992	3	Attorney, Bloodworth & McSwain 1996 – present	None
Richard T. Bean 39 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds	n/a	Portfolio Manager, CornerCap Investment Counsel; Assistant Controller, Godwins, Inc. (an employee benefit plan administrator)	n/a
John A. Hackney 35 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Secretary of the Funds	n/a	Compliance Officer, CornerCap Investment Counsel	n/a
Gene A. Hoots 62 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds	n/a	Vice President of the Funds and Chairman Emeritus of the Adviser	n/a

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